FINANCIAL INCOME, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Financial income:
Interest income	$ 1,900	$ 1,358	$ 1,746
Financial expenses:
Exchange rate differences and other	174	47	176
Amortization/accretion of premium/discount on marketable securities , net	1,066	584	212
Financial and other expenses, total	$ 660	$ 727	$ 1,358